UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08346

Morgan Stanley Eastern Europe Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-231-2608

Date of fiscal year end:	12/31

Date of reporting period:	6/30/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2008 Semi-Annual Report

June 30, 2008

Morgan Stanley

Eastern Europe Fund, Inc. (RNE)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Morgan Stanley Eastern Europe Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2008, the Morgan Stanley Eastern Europe Fund, Inc. (the “Fund”) had total returns, based on net asset value and market value per share (including reinvestment of distributions), of -4.95%, net of fees and -6.36%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Eastern Europe Index (the “Index”), a composite index comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary which returned -3.96%. On June 30, 2008, the closing price of the Fund’s shares on the New York Stock Exchange was $30.32, representing a 4.5% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•                  The sharp price spike in the oil-led commodity complex and the continuation of a global credit crisis strongly contributed to the near 12% decline in global equity markets. From an emerging markets perspective, the driver of country performance was the proportion of commodity-related companies in the country’s total market capitalization. Oil-producing economies were booming while their oil-consuming counterparts were threatened with oil-induced stagflation. Even within commodity-rich countries, there has been a substantial performance gap between commodities and other domestic sectors. Eastern European markets posted mixed returns, with the Czech Republic performing best in the Index, followed by Russia, Hungary, and Poland. On a sector basis, energy and steel stocks outperformed while financial stocks underperformed across all markets.

•                  Overall, the Fund performed in line with the Index. On a country basis, an overweight allocation to Poland as well as stock selection in the country were the largest detractors. An allocation to Romania also had a negative impact on performance.

•                  On the other hand, the Fund’s holdings in Russia continued to contribute to performance: an overweight in the steel and food retail sectors and an underweight in financials were particularly beneficial. However, an underweight in energy (the majority of which is in Russia) was a large detractor from performance (note that there is a 25% limit to the Fund’s exposure to energy while the sector represents 45% of the Index). Also contributing positively to performance was an underweight position in Hungary.

Management Strategies

•                  The Fund’s largest absolute country weight is in Russia, which we believe remains an attractive growth story with strong gross domestic product (GDP) growth driven by investment and consumption growth. We have overweight positions in sectors that we believe may benefit from strong investment in Russia and the CEE (Central Europe and Russia), specifically steel and construction. We maintain overweight positions in stocks such as retail that can potentially benefit from domestic consumption. Furthermore, we like food retailers that are not only positioned to potentially benefit from strong consumption, but also from high levels of food inflation. In Russia, we have an underweight position in the banking sector as a rising-rate environment does not appear to bode well for bank stocks.

•                  We are overweight in Poland and the Czech Republic relative to the Index. The positive macro outlook and high quality of economic growth driven by investment and consumption make these two countries attractive, in our opinion. They are also among the few Eastern European countries with low levels of core inflation, which provides them the opportunity to be among the first markets to stop raising interest rates.

•                  In the short-term, inflation concerns are leading to monetary tightening policies and slower economic growth across the global emerging markets. In effect, emerging markets are experiencing a cyclical bear market within an overall secular bull market, similar in pattern to what the U.S. experienced in 1990 during its long bull run from 1987 to 1994. Longer-term, we believe the secular growth case for emerging markets remains intact. In 2007, emerging markets’ share in global GDP increased to over 30%, while the U.S. share has been declining. In addition, current emerging market valuations remain at historically supportive levels and productivity growth remains strong.

Sincerely,

Ronald E. Robison

President and Principal Executive Officer	July 2008

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2008 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund’s performance for the one-, three- and five-year periods ended December 31, 2007, as shown in a report provided by Lipper (the “Lipper Report”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund’s performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund’s management fee rate and total expense ratio were acceptable given the services provided.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund is a closed-end fund and, therefore, that the Fund’s assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2008 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Fund shares and “float” benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section). The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser’s affiliates have ownership interests and/or board seats. The Board concluded that the sales commissions were competitive with those of other broker-dealers and the float benefits were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2008 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (96.5%)
(Unless Otherwise Noted)
Austria (1.8%)
Commercial Banks
Raiffeisen International Bank Holding AG	18,165	$ 2,321
Czech Republic (7.8%)
Commercial Banks
Komercni Banka A.S.	5,200	1,210
Electric Utilities
CEZ	77,400	6,868
Media
Central European Media Enterprises Ltd. ‘A’	(a)24,137	2,185
		10,263
Luxembourg (1.3%)
Diversified Operations
Kernel Holding S.A.	(a)96,000	1,658
Netherlands (2.3%)
Diversified Financial Services
New World Resources N.V.	(a)85,316	3,025
Poland (13.5%)
Commercial Banks
Bank Millennium S.A.	316,530	1,010
Bank Pekao S.A.	12,353	954
Bank Zachodni WBK S.A.	7,492	479
Getin Holding S.A.	(a)237,386	1,013
Powszechna Kasa Oszczednosci Bank Polski S.A.	156,153	3,360
		6,816
Construction & Engineering
Budimex S.A.	(a)23,758	837
PBG S.A.	(a)10,576	1,272
Polimex Mostostal S.A.	361,159	897
		3,006
Metals & Mining
Zaklad Przetworstwa Hutniczego Stalprodukt S.A.	10,804	3,143
Multiline Retail
Eurocash S.A.	439,104	2,576
Textiles & Apparel
LPP S.A.	(a)2,400	2,045
		17,586
Romania (0.6%)
Food Products
Albalact S.A.	(a)5,358,931	764
Russia (67.5%)
Automobiles
Severstal-Avto JSC	48,800	3,042
Commercial Banks
Bank St. Peterburg GDR	175,804	1,239
Vozrozhdenie Bank	16,537	914
		2,153
Electrical Equipment
Siloviye Mashiny	(a)8,808,315	1,867
Electric Utilities
RusHydro	(a)23,783,400	1,831
Energy Equipment & Services
TMK OAO GDR	2,500	98
Food & Staples Retailing
Magnit OAO GDR	(a)385,676	4,474
X5 Retail Group N.V. GDR	(a)136,348	4,595
		9,069
Food Products
Wimm-Bill-Dann Foods OJSC ADR	(a)36,684	3,860
Hotels, Restaurants & Leisure
Rosinter Restaurants
Holdings OJSC	(a)39,502	1,874
Machinery
KamAZ JSC	(a)556,100	3,402
Tuimazy Concrete Delivery Truck Works OAO	(a)63,763	1,514
		4,916
Marine
Far Eastern Shipping Co.	(a)2,512,500	2,902
Metals & Mining
Evraz Group S.A. GDR	38,388	4,472
Mechel OAO ADR	120,831	5,986
Novolipetsk Steel OJSC GDR	5,642	322
Severstal JSC GDR	114,541	2,967
		13,747
Oil, Gas & Consumable Fuels
LUKOIL ADR	118,306	11,665
NovaTek OAO GDR	54,399	4,727
OAO Gazprom ADR	216,148	12,537
OAO Gazprom ADR, London	41,400	2,401
Rosneft Oil Co. GDR	(a)426,858	4,952
		36,282

The accompanying notes are an integral part of the financial statements.	5

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2008 (unaudited)

Portfolio of Investments (cont’d)

	Shares	Value (000)
Russia (Cont’d)
Wireless Telecommunication Services
Mobile Telesystems OJSC ADR	13,718	$ 1,051
Vimpel-Communications OJSC ADR	190,571	5,656
		6,707
		88,348
Ukraine (1.7%)
Food Products
MHP S.A. GDR	(a)119,705	2,214
TOTAL COMMON STOCKS
(Cost $103,569)		126,179
Investment Company (0.2%)
Romania (0.2%)
Capital Markets
SIF 3 Transilvania Brasov (Cost $497)	567,400	341

	No. of Warrants
WARRANTS (2.3%)
Russia (2.3%)
Diversified Financial Services
UBS AG, expiring 6/29/09 (Cost $2,508)	(a)250	3,037

	Shares
SHORT-TERM INVESTMENT (1.8%)
United States (1.8%)
INVESTMENT COMPANY
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $2,302)	(b)2,301,598	2,302
TOTAL INVESTMENTS (100.8%)
(Cost $108,876)		131,859
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.8%)		(1,089)
NET ASSETS (100%)		$130,770

(a)	Non-income producing security.
(b)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
CZK	18,135	$1,195	7/1/08	USD	1,183	$1,183	$ (12)
EUR	231	364	7/1/08	USD	364	364	@—
GBP	223	445	7/1/08	USD	444	444	(1)
PLN	4,090	1,920	7/1/08	USD	1,908	1,908	(12)
PLN	271	127	7/2/08	USD	127	127	@—
RON	116	50	7/1/08	USD	50	50	@—
RON	126	54	7/2/08	USD	54	54	@—
		$4,155				$4,130	$ (25)

CZK	Czech Krona
EUR	Euro
GBP	British Pound
PLN	Polish Zloty
RON	Romanian Leu
USD	United States Dollar
@	Value is less than $500

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry and/or security type, as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

Financial Statements

Statement of Assets and Liabilities	June 30, 2008 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $106,574)	$129,557
Investment in Security of Affiliated Issuer, at Value (Cost $2,302)	2,302
Total Investments in Securities, at Value (Cost $108,876)	131,859
Receivable for Investments Sold	19,998
Dividends Receivable	714
Foreign Currency, at Value (Cost $59)	60
Tax Reclaim Receivable	12
Receivable from Affiliate	@—
Unrealized Appreciation on Foreign Currency Exchange Contracts	@—
Other Assets	12
Total Assets	152,655
Liabilities:
Payable For:
Dividends Declared	20,991
Investments Purchased	410
Investment Advisory Fees	202
Custodian Fees	79
Bank Overdraft	61
Administration Fees	5
Unrealized Depreciation on Foreign Currency Exchange Contracts	25
Other Liabilities	112
Total Liabilities	21,885
Net Assets
Applicable to 4,117,955 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$130,770
Net Asset Value Per Share	$ 31.76
Net Assets Consist of:
Common Stock	$ 41
Paid-in Capital	90,884
Undistributed Net Investment Income (Accumulated Net Investment Loss)	(2,757)
Accumulated Net Realized Gain (Loss)	19,615
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	22,987
Net Assets	$130,770

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley Eastern Europe Fund, Inc.

Financial Statements

Statement of Operations	Six Months Ended June 30, 2008 (unaudited) (000)
Investment Income
Dividends from Securities of Unaffiliated Issuers (Net of $109 of Foreign Taxes Withheld)	$ 1,130
Dividends from Security of Affiliated Issuer	84
Total Investment Income	1,214
Expenses
Investment Advisory Fees (Note B)	1,205
Custodian Fees (Note D)	148
Administration Fees (Note C)	60
Professional Fees	43
Stockholder Reporting Expenses	11
Stockholder Servicing Agent Fees	3
Directors’ Fees and Expenses	2
Other Expenses	68
Expenses Before Bank Overdraft Expense	1,540
Bank Overdraft Expense	14
Total Expenses	1,554
Waiver of Administration Fees (Note C)	(30)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(2)
Expense Offset (Note D)	(@—)
Net Expenses	1,522
Net Investment Income (Loss)	(308)
Net Realized Gain (Loss) on:
Investments	19,661
Foreign Currency Transactions	42
Net Realized Gain (Loss)	19,703
Change in Unrealized Appreciation (Depreciation) on:
Investments	(29,436)
Foreign Currency Translations	(36)
Change in Unrealized Appreciation (Depreciation)	(29,472)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(9,769)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(10,077)

@ Amount is less than $500.

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

Financial Statements

Statements of Changes in Net Assets	Six Months Ended June 30, 2008 (unaudited) (000)	Year Ended December 31, 2007 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$ (308)	$ (1,499)
Net Realized Gain (Loss)	19,703	63,002
Change in Unrealized Appreciation (Depreciation)	(29,472)	(4,110)
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,077)	57,393
Distributions from and/or in Excess of:
Net Investment Income	—	(2,322)
Net Realized Gain	(20,991)	(47,744)
Total Distributions	(20,991)	(50,066)
Capital Share Transactions:
Reinvestment of Distributions (32,058 shares in 2007)	—	1,163
Repurchase of Shares (107,509 shares in 2007)	—	(4,045)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	—	(2,882)
Total Increase (Decrease)	(31,068)	4,445
Net Assets:
Beginning of Period	161,838	157,393
End of Period (Including Undistributed Net Investment Income (Accumulated Net Investment Loss) of $(2,757) and $(2,449), respectively)	$130,770	$161,838

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley Eastern Europe Fund, Inc.

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended
	June 30, 2008		Year Ended December 31,
	(unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 39.30		$ 37.53	$ 28.90	$ 29.91	$ 29.46	$ 20.40
Net Investment Income (Loss)†	(0.07)		(0.36)	(0.21)	(0.32)	(0.10)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	(2.37)		14.09	16.55	9.85	8.91	14.28
Total from Investment Operations	(2.44)		13.73	16.34	9.53	8.81	14.22
Distributions from and/or in Excess of:
Net Investment Income	—		(0.56)	—	—	—	—
Net Realized Gain	(5.10)		(11.55)	(7.48)	(10.54)	(8.39)	(5.19)
Total from Distributions	(5.10)		(12.11)	(7.48)	(10.54)	(8.39)	(5.19)
Dilutive Effect of Shares Issued through Rights Offering and Offering Costs	—		—	(0.23)	—	—	—
Anti-Dilutive Effect of Share Repurchase Program	—		0.15	—	—	0.03	0.03
Net Asset Value, End of Period	$ 31.76		$ 39.30	$ 37.53	$ 28.90	$ 29.91	$ 29.46
Per Share Market Value, End of Period	$ 30.32		$ 38.11	$ 39.84	$ 34.59	$ 27.63	$ 25.49
TOTAL INVESTMENT RETURN:
Market Value	(6.36	)%*	27.42%	42.50%	67.53%	43.21%	76.64%
Net Asset Value (1)	(4.95	)%*	39.59%	60.72%	29.25%	34.14%	71.84%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$130,770		$161,838	$157,393	$103,627	$107,266	$106,244
Ratio of Expenses to Average Net Assets(2)	2.02	%+**	1.99%+	2.06%	2.10%	1.92%	2.08%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	2.00	%+**	1.98%+	2.06%	2.10%	1.92%	2.08%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	(0.41	)%+**	(0.86)%+	(0.62)%	(1.00)%	(0.30)%	(0.24)%
Portfolio Turnover Rate	57	%*	95%	102%	94%	128%	159%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	2.06	%+**	2.04%+	2.10%	2.14%	1.93%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.45	)%+**	(0.91)%+	(0.66)%	(1.04)%	(0.31)%	N/A

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amount is based on average shares outstanding.
*	Not Annualized
**	Annualized
+

Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements

Morgan Stanley Eastern Europe Fund, Inc. (the “Fund”) was incorporated in Maryland on February 3, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities of Eastern European country issuers and in debt securities issued or guaranteed by Eastern European country government or governmental entities.

A.      Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.                   Security Valuation: Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.                   Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Securities in emerging markets involve certain considerations and risks not typically associated with investments in the United States. In addition to smaller size, lesser liquidity and greater volatility, certain securities’ markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

3.                   Derivatives: The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured products. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of non-performance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

4.                   New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

5.                   Fair Value Measurement: The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, pre-payment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments* (000)
Level 1 - Quoted Prices	$107,935	$—
Level 2 - Other Significant Observable Inputs	23,924	(25)
Level 3 - Significant Unobservable Inputs	—	—
Total	$131,859	$(25)

*Other financial instruments include forwards.

At June 30, 2008, there were no Level 3 Portfolio investments for which significant unobservable inputs were used to determine fair value.

6.                   Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.                 Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.60% of the Fund’s average weekly net assets.

C.                 Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee so that it will be no greater than the previous administration fee (prior to November 1, 2004) of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2008, approximately $30,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

D.                 Custodian Fees: JPMorgan Chase Bank, N.A., (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.                   Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/ or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The Fund adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of June 30, 2008, this did not result in an impact to the Fund’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2007 and 2006 was as follows:

2007 Distributions Paid From: (000)		2006 Distributions Paid From: (000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$15,490	$34,576	$15,396	$14,098

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as issued by passive foreign investment companies and distribution reclass, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$1,392	$(1,392)	$—

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$11,574	$9,417

At June 30, 2008, the U.S. Federal income tax cost basis of investments was approximately $108,876,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $22,983,000 of which $27,321,000 related to appreciated securities and $4,338,000 related to depreciated securities.

Net capital, currency and passive foreign investment company (“PFIC”) losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 2, 2008, for U.S. Federal income tax purposes, post-October currency and PFIC losses of approximately $58,000 and $195,000, respectively.

F.                   Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

G.                 Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the six months ended June 30, 2008, advisory fees paid were reduced by approximately $x,000 relating to the Fund’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Fund’s transactions in shares of the affiliated issuer during the six months ended June 30, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	June 30,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$42,528	$38,647	$78,873	$84	$2,302

During the six months ended June 30, 2008, the Fund made purchases and sales totaling approximately $81,930,000 and $99,116,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the six months ended June 30, 2008, the Fund incurred approximately $xx,000 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

H.                 Other: Settlement and registration of securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer’s share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible the Fund could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares traded from their net asset value. During the six months ended June 30, 2008, the Fund did not repurchase any of its shares.

Since the inception of the program, the Fund has repurchased 1,558,976 of its shares at an average discount of 16.06% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On June 20, 2008, the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $5.0975 per share, derived from capital gains, payable on July 15, 2008, to stockholders of record on June 30, 2008.

I.                      Supplemental Proxy Information: On June 19, 2008, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhold
Kathleen A. Dennis	3,276,136	131,923
Joseph J. Kearns	3,274,672	133,387
Michael E. Nugent	3,272,922	135,137
Fergus Reid	3,274,245	133,814

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/msim. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549- 0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/ msim.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/msim. This information is also available on the SEC’s website at www.sec.gov.

Morgan Stanley Eastern Europe Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Eastern Europe Fund, Inc.

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1(800) 231-2608

Morgan Stanley Eastern Europe Fund, Inc.

Morgan Stanley Institutional Closed-End Funds
An Important Notice Concerning Our
U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed-end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as ‘‘personal information.’’

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•                  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•                  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•                  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•                  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•                  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ‘‘cookies.’’ ‘‘Cookies’’ recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

Morgan Stanley Eastern Europe Fund, Inc.

Morgan Stanley Institutional Closed-End Funds
An Important Notice Concerning Our
U.S. Privacy Policy (cont’d)

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non- affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Eastern Europe Fund, Inc.

Directors
Michael E. Nugent	Kevin Klingert
Vice President
Frank L. Bowman
Dennis F. Shea
Michael Bozic	Vice President

Kathleen A. Dennis	Amy R. Doberman
Vice President
James F. Higgins
Stefanie V. Chang Yu
Dr. Manuel H. Johnson	Vice President

Joseph J. Kearns	James W. Garrett
Treasurer and Chief
Michael F. Klein	Financial Officer

W. Allen Reed	Carsten Otto
Chief Compliance Officer
Fergus Reid
Mary E. Mullin
Officers	Secretary
Michael E. Nugent
Chairman of the Board and
Director

Ronald E. Robison
President and Principal
Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019-6131

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 231-2608 or visit our website at www.morganstanley.com/msim. All investments involve risks, including the possible loss of principal.

© 2008 Morgan Stanley

CERNESAN  IU08-04280I-Y06/08

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

(a)        Refer to Item 1.

(b)        Not used.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

None

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley Eastern Europe Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 15, 2008

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 15, 2008